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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 20, 2007

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

        Massachusetts                1-4347                06-0513860
(State or Other Jurisdiction of    (Commission          (I.R.S. Employer
        Incorporation)             File Number)        Identification No.)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))


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Item 8.01         Other Events

Rogers Corporation announced today the continuation of its stock repurchase program. The stock buyback program was previously authorized by the Board of Directors for a total repurchase of up to $50 million depending on market and business circumstances. Through the third quarter of this year, Rogers had repurchased approximately 743,000 shares for $32.6 million. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.                             Description
-----------                             -----------

99.1              Press release, dated November 20, 2007, issued by Rogers
                  Corporation


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ROGERS CORPORATION


                                                By:  /s/ Dennis M. Loughran
                                                    ----------------------------
                                                    Dennis M. Loughran
                                                    Vice President, Finance and
                                                       Chief Financial Officer

Date: November 20, 2007